Exhibit 99(q)(1)


                                    Exhibits


(a)(1) Articles of Amendment effective January 30, 2007 regarding the dissolution of ING Goldman Sachs Capital Growth Portfolio and ING Goldman Sachs Structured Equity Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(a)(2) Articles of Amendment effective May 17, 2007 regarding the dissolution of ING American Century Select Portfolio - Filed herein.

(a)(3) Articles Supplementary effective June 13, 2007 regarding the creation of ING Solution Growth and Income Portfolio and ING Solution Growth Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant's Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(a)(4) Articles of Amendment dated August 20, 2007 regarding the name change of Davis Venture Value Portfolio to ING Davis New York Venture Value Portfolio - Filed herein.

(e)(1) Substitution Agreement between ING Partners, Inc. and Directed Services, LLC, dated January 1, 2007 - Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant's Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(e)(2) Amended Schedule A effective June 29, 2007 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company
- Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant's Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(e)(3) Amended Schedule B effective June 29, 2007 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company
- Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant's Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(e)(4) Substitution Agreement dated January 1, 2007 between ING Life Insurance and Annuity Company and ING Investment Management Co. - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(5) Substitution Agreement dated January 1, 2007 between UBS Global Asset Management, Inc. and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(6) Substitution Agreement dated January 1, 2007 between OpCap Advisors and Directed Services, LLC. - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(7) Substitution Agreement dated January 1, 2007 between ClearBridge Advisors, LLC and Directed Services, LLC. - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

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(e)(8) Substitution Agreement dated January 1, 2007 between T. Rowe Price
Associates, Inc. and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(9) Substitution Agreement dated January 1, 2007 by and between American Century Investment Management, Inc. and Directed Services, LLC.- Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(10) Substitution Agreement dated January 1, 2007 between BAMCO, Inc. and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(11) Substitution Agreement dated January 1, 2007 between J.P. Morgan Investment Management Inc. and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(12) Substitution Agreement dated January 1, 2007 between Pacific Investment Management Company, LLC and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(13) Substitution Agreement dated January 1, 2007 between Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(14) Fee Reduction letter, dated January 1, 2007, between Directed Services, LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen, regarding ING Van Kampen Comstock Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant's Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(e)(15) Fifth Amendment dated April 30, 2007 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(16) Substitution Agreement dated January 1, 2007 between JPMorgan Asset Management (U.K.) Limited and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(17) Substitution Agreement dated January 1, 2007 between OppenheimerFunds, Inc. and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.
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(e)(18) Substitution Agreement dated January 1, 2007 between Lord, Abbett & Co.
LLC and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(19) Substitution Agreement dated January 1, 2007 between Neuberger Berman Management, Inc. and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(20) Substitution Agreement dated January 1, 2007 between Pioneer Investment Management, Inc. and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(21) Substitution Agreement dated January 1, 2007 between Templeton Investment Counsel, LLC and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(22) Substitution Agreement dated January 1, 2007 between Columbia Management Advisors, LLC and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(23) Substitution Agreement, dated January 1, 2007 between Davis Selected Advisers, L.P. and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)(24) Substitution Agreement dated January 1, 2007 between Thornburg Investment Management and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.